United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2018

CHINA JO-JO DRUGSTORES, INC.

(Exact name of Registrant as specified in charter)

Nevada	001-34711	98-0557852
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Hai Wai Hai Tongxin Mansion Floor 6 Gong Shu District,

Hangzhou City, Zhejiang Province, People’s Republic of China, 310008

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: +86-571-88219579

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐ Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Operating Officer.

On November 7, 2018, by unanimous written consent, China Jo-Jo Drugstores Inc.’s Nominating Committee recommended and the board of directors (the “Board”) appointed Mr. Wei Hu as the Company’s Chief Operating Officer.

Biographical Information for New Chief Operating Officer.

Mr. Hu, age 45, has a track record of innovation and business success in key roles in various institutions in the healthcare industry. He is experienced in hospital management, strategic planning and deployment, performance management, lean management, medical quality management, operational analysis, information management, and external cooperation and exchange.

Mr. Hu has been serving as Vice President of Taizhou Central Hospital (Taizhou College Affiliated Hospital) since September 2016. He is also the Vice President of Taizhou Medical Association, the Vice Chairman of the Special Committee of Nasopharyngeal Carcinoma and Tumor Causes of Zhejiang Anti-Cancer Association, a Standing Committee Member of the Cancer Radiotherapy Professional Committee of Zhejiang Medical Association, a member of the Provincial Clinical Epidemiology and Evidence-Based Medicine Branch, member of the Cancer Pain Professional Committee, and leader of the Cancer Chemotherapy and Chemotherapy Group of Taizhou Medical Association. In addition, Mr. Hu had served as Executive Vice President, Vice President and Dean of Enze Medical Center of Taizhou Central Hospital from February 2011 to September 2016. Under his leadership, Taizhou Central Hospital was named Class 3 Grade A hospital in 2011. He has also successively served as Director of Radiotherapy Department and Assistant Dean of Taizhou Hospital. Mr. Hu earned a Bachelor of Science in Clinical Medicine and is currently a Ph.D. candidate at the Medicine School of Zhejiang University.

Mr. Hu will receive the annual compensation of $85,000 for his services pursuant to an offer letter which is filed hereto as Exhibit 10.1 and incorporate by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Offer Letter to Mr. Hu

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2018	CHINA JO-JO DRUGSTORES, INC.

	By:	/s/ Lei Liu
	Name: Title:	Lei Liu Chief Executive Officer

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